Pension Plan (Annual and Quarter) (Detail) - Net periodic pension cost (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010
Interest cost	$ 130	$ 137	$ 548	$ 539
Expected return on plan assets	(110)	(99)	(396)	(416)
Amortization of net actuarial loss	121	87	347	306
Net periodic pension cost	$ 141	$ 125	$ 499	$ 429